SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant	☒
Filed by a party other than the registrant	☐

Check the appropriate box:
☐	Preliminary proxy statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement.
☒	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12

IXIS ADVISOR FUNDS TRUST III

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Attention Financial Advisors:
This letter is mailing to your clients invested in
the funds listed below.

Hansberger International Fund
IXIS Equity Diversified Portfolio
IXIS Moderate Diversified Portfolio

Dear Shareholder,

Hansberger Global Investors, Inc. (“Hansberger”) currently serves as sub-adviser to the Funds noted above. Because of a proposed change of ownership at Hansberger’s parent company, the existing sub-advisory agreements among IXIS Asset Management Advisors, L.P., Hansberger and the Funds will automatically terminate, should the change of ownership occur. In order for Hansberger to continue managing the Funds, the Funds must enter into new contracts with Hansberger which must be approved by shareholders. It is important to note that there will be no change in investment process, strategy or policy, and no change in the advisory or sub-advisory fee rates is being proposed.

The Funds will conduct a special meeting of shareholders, on January 19, 2007 at 2:00 p.m. Eastern time at the offices of IXIS Asset Management Advisors, L.P. The enclosed proxy statement provides information about the proposed new sub-advisory contracts. A proxy ballot is also enclosed.

Your vote is extremely important, regardless of the number of shares you own. Please promptly vote your shares whether or not you plan to attend the meeting. So, I ask that you please take a moment now to review the enclosed proxy material and vote your shares.

To help with the gathering of proxies, the Funds have engaged a professional proxy solicitation firm, The Altman Group. As the meeting date approaches and if we have not yet received your proxy, you may receive a phone call from The Altman Group encouraging you to vote your shares. If you have any questions regarding the enclosed proxy statement, please feel free to call The Altman Group at 1-800-283-2519.

Thank you for your assistance!

John T. Hailer, President

HN21-1206

IXIS Asset Management Distributors, L.P. • 399 Boylston Street, Boston, Massachusetts 02116
www.ixisadvisorfunds.com

TOUCH-TONE TELEPHONE VOTING SCRIPT

OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-437-4581, THE SHAREHOLDER WILL HEAR:
“Thank you for calling the IXIS Advisor Funds automated proxy voting line. Please be sure to follow the automated instructions closely. Do not hang up until you hear a confirmation that your vote was recorded. Let's begin...”

“Please enter your control number followed by the pound sign.”

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:
“Thank you. You entered…” and the number entered. “If that is correct, press 1. If that is not correct, press the * key and re-enter your control number.”

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:
“For security reasons, please enter your check digit found on the proxy card, followed by the pound sign.”

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:
“Thank you. You entered…” and the number entered. “If that is correct, press 1. If that is not correct, press the * key and re-enter your check digit.”

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:
“If you would like to vote as the BOARD RECOMMENDS, press 1, otherwise press 2.”

OPTION 1: IF VOTING AS THE BOARD RECOMMENDS:

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:
“Thank you. We have recorded your vote of…” “…as the board recommends.” “If that is correct, press 1. If that is not correct, press the * key to reselect.”

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:
“If you would like to vote using another control number please press 1. If you are finished voting you may press the * key or simply hang up.”

If the shareholder elects to vote another proxy, he/she is returned to the above speech
“Thank you for calling…”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
“Thank you for using the IXIS Advisor Funds automated proxy voting line.”

IF THE SHAREHOLDER PRESSES *, HE/SHE WILL HEAR:
“Our records show that you previously voted by proxy on…” “If you would like to change your vote, please press 1.”

If the shareholder presses 1, he/she will hear:
“If you would like to vote as the BOARD RECOMMENDS, press 1, otherwise press 2.”

If the shareholder presses 1, see above

If the shareholder presses 2, see below

OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:

“Proposal 1:	To vote FOR this proposal press 1.	To vote AGAINST this
proposal press 2.	To ABSTAIN press 3.”

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:
“Thank you.” “We have recorded your vote of…” FOR/AGAINST/ABSTAIN “…for proposal 1” “If that is correct, press 1. If that is not correct, press the * key to reselect.”

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:
“If you would like to vote using another control number please press 1. If you are finished voting you may press the * key or simply hang up.”

If the shareholder presses 1, he/she will hear:
“Thank you for calling…..”.

IF THE SHAREHOLDER PRESSES *, HE/SHE WILL HEAR:
“Our records show that you previously voted by proxy on…” “If you would like to change your vote, please press 1.”

If the shareholder presses 1, he/she will hear:
“If you would like to vote as the BOARD RECOMMENDS, press 1, otherwise press 2.”

If the shareholder presses 1, see above

If the shareholder presses 2, see below

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
“ Thank you for using the IXIS Advisor Funds automated proxy voting line.”

Call is terminated.

Good (morning, afternoon, evening), may I please speak with ______? (Mr./Mrs.)______, my name is (full name) and I am calling on behalf of your investment with the IXIS Advisor Funds. I wanted to confirm that you have received the proxy material for the shareholder meeting scheduled to take place on January 19, 2007. Have you received it? (proceed to YES or NO.)

YES
Great. As a convenience to you, I can go ahead and record your voting instructions over the phone if you would like. Your Board of Trustees is recommending a vote in favor of the proposal. Would you like to vote along with the recommendations of your Board? ( proceed to “YES” or “NO – offer to review proposal(s)”.

YES
Thank you. I am recording your ______ vote. For confirmation purposes, may I please have your full address? “Confirm Name, Street Address, City, State and Zip.” Thank you. You will receive written confirmation of your voting instructions in the mail.

NO – offer to review proposal(s):
If you would like, I can review the meeting agenda with you right now and would be happy to answer any questions you may have. Would you like to me to do so?

YES
(Review proposal.) Would you like to vote along with the recommendations of your Board?

YES
Thank you. I am recording your ______ vote. For confirmation purposes, may I please have your full address? “Confirm Name, Street Address, City, State and Zip.” Thank you. You will receive written confirmation of your voting instructions in the mail.

NO
How would like to vote on the proposal? Thank you. I am recording your ______ vote. For confirmation purposes, may I please have your full address? “Confirm Name, Street Address, City, State and Zip.” Thank you. You will receive written confirmation of your voting instructions in the mail.

NO
Every vote is very important. When you have a moment, please review the proxy material and vote your shares by contacting us directly toll-free at 1-800-283-2519. You may also log on to the website listed on your proxy card, or sign the proxy card and mail it in the enclosed envelope.

NO
Sorry to hear that. I can have another package sent out to you. (Mr./Ms.) ______, is the correct address 100 Example Street, NY, NY 10165? (If no, enter new address.) Okay, thank you. You will receive the material shortly. Once you receive the material you can contact us to answer any questions you may have and also to issue your vote right over the phone, rather than mailing back the proxy card. If you have a pen or pencil handy, I’ll leave you with our toll-free number. That number is 1-800-283-2519.

ENDING THE CALL - THANK THE SHAREHOLDER
(Mr./Mrs.) _____, your vote is very important and your time is greatly appreciated. Thank you and have a nice (morning, afternoon, evening).

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Upon entering the URL (www.myproxyonline.com) the following screen is presented:

After user enters their control number and presses LOG IN:

After user enters their control number and presses SUBMIT:

After user selects a response (FOR, AGAINST, ABSTAIN) and pressed the Submit button:

After user presses the Cast your Proxy Now button:

For Internal Use Only

WHY AM I RECEIVING THIS PROXY STATEMENT?

Your fund is conducting a shareholder meeting, scheduled for January 19, 2007.

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

Your Fund is voting on a proposal to approve of a New Sub-Advisory Agreement for your Fund among IXIS Advisors, Hansberger Global Investors, Inc. (“Hansberger”).

WHY ARE WE VOTING ON A NEW SUB-ADVISORY AGREEMENT?

          Your Trustees approved a New Sub-Advisory Agreement for your Fund among IXIS Advisors, Hansberger and the applicable Trust, on behalf of such Fund, and are recommending that shareholders of each Fund VOTE to approve the New Sub-Advisory Agreement for their Fund. The Current Sub-Advisory Agreements will terminate when a proposed change of control occurs in Hansberger Group, Inc., Hansberger’s parent company. This change of control will result from the transfer of ownership of a controlling interest in Hansberger Group, Inc. to IXIS Asset Management US Group, L.P. Federal law provides that an advisory agreement of a mutual fund must provide for its automatic termination in the event of the agreement’s “assignment”, such as when a controlling block of the investment adviser’s is transferred; and requires that shareholders approve a New Sub-Advisory Agreement.

IS THERE ANY DIFFENCE BETWEEN THE OLD SUB-ADVISORY AGREEMENT AND THE NEW SUB-ADVISORY AGREEMENT?

No. The New Sub-Advisory Agreement is substantially similar to the Sub-Advisory Agreement currently in effect for you Fund.

ARE THERE CHANGES TO THE SUBADVISORY AGREEMENT FEES?

No. There will not be any changes to the Sub-Advisory Agreement fees paid by the Funds.

WHO IS PAYING FOR THE SHAREHOLDER MEETING AND PROXY STATEMENT?

IXIS Asset Management Advisors, LP and its affiliates will pay for the expenses related to this proxy campaign.

HOW DO THE TRUSTEES SUGGEST I VOTE IN CONNECTION WITH THE PROPOSALS THAT AFFECT ME?

After careful consideration, your Trustees unanimously recommend that you vote FOR the approval of the New Sub-Advisory Agreement proposal.

HOW DO I VOTE MY SHARES?

You can vote in any of the following ways:

INTERNET:	Have your proxy card available. Vote on the Internet by accessing the website address on your proxy card. Enter your control number from your proxy card. Follow the instructions found on the website;

TELEPHONE:	Have your proxy card available. You may vote by telephone by calling the number on your proxy card. Enter the control number on the proxy card and follow the Instructions provided.

MAIL:	Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

WHOM SHOULD I CALL FOR MORE INFORMATION ABOUT THE PROXY STATEMENT?

          If you should have any questions concerning the proxy, please feel free to call The Altman Group, your Fund’s proxy agent, at 1-800-283-2519.